                                                                    EXHIBIT 10.1

                                                                  EXECUTION COPY

                       SIXTH AMENDMENT TO CREDIT AGREEMENT

         THIS SIXTH AMENDMENT TO CREDIT AGREEMENT (this "Amendment") is entered into as of April 5, 2004, by and among DEAN FOODS COMPANY (formerly known as Suiza Foods Corporation), a Delaware corporation (the "Borrower"), those certain subsidiaries of the Borrower party to the Credit Agreement referred to below (the "Guarantors"), the lenders party to the Credit Agreement defined below (the "Lenders") pursuant to the authorization (in the form attached hereto as Annex I, the "Authorization"), WACHOVIA BANK, NATIONAL ASSOCIATION (formerly known as First Union National Bank), as Administrative Agent for the Lenders (the "Administrative Agent") and BANK ONE, NA, as Syndication Agent for the Lenders (the "Syndication Agent"). Except as otherwise defined in this Amendment, terms defined in the Credit Agreement referred to below are used herein as defined therein.

                                    RECITALS

         WHEREAS, the Borrower, the Guarantors, the Administrative Agent, the Syndication Agent, Fleet National Bank, Harris Trust and Savings Bank and SunTrust Bank, as Co-Documentation Agents and the Lenders are parties to that certain Credit Agreement dated as of July 31, 2001 (as amended by that certain First Amendment to Credit Agreement dated as of December 19, 2001, that certain Second Amendment to Credit Agreement dated as of April 30, 2002, that certain Third Amendment to Credit Agreement dated as of December 13, 2002, that certain Fourth Amendment to Credit Agreement dated as of August 29, 2003, and that certain Fifth Amendment to Credit Agreement dated as December 31, 2003, the "Credit Agreement"), pursuant to which the Lenders have extended certain credit facilities to the Borrower;

         WHEREAS, the Borrower has requested that the Lenders consent to certain modifications to the Credit Agreement; and

         WHEREAS, the Lenders party hereto have agreed to amend the Credit Agreement on the terms and subject to the conditions set forth in this Amendment.

         NOW, THEREFORE, the parties hereto hereby agree as follows:

         SECTION 1. AMENDMENTS TO CREDIT AGREEMENT. Subject to the satisfaction of the conditions precedent set forth in Section 3 hereof, the parties hereby agree that the Credit Agreement shall be amended as follows:

         (A) Amendment to Add New Defined Terms. Section 1.1 ("Defined Terms") of the Credit Agreement shall be amended effective as of the date hereof by adding the following defined terms in appropriate alphabetical order:

                  "Sixth Amendment" shall mean the Sixth Amendment to this Agreement dated as of April 5, 2004.

                  "Sixth Amendment Effective Date" shall mean the date upon which all of the conditions precedent set forth in the Sixth Amendment shall have been satisfied.

                  "Tranche C Term Loan" shall have the meaning set forth in
         Section 2.5A(a).

                  "Tranche C Term Loan Commitment" shall mean, with respect to each Lender, the commitment of such Lender to make its portion of the Tranche C Term Loan in a principal amount equal to such Lender's Tranche C Term Loan Commitment Percentage of the Tranche C Term Loan Committed Amount (and for purposes of making determinations of Required Lenders hereunder after the Closing Date, the principal amount outstanding on the Tranche C Term Loan).

                  "Tranche C Term Loan Commitment Percentage" shall mean, for any Lender, the percentage identified as its Tranche C Term Loan Commitment Percentage on the Register, as such percentage may be modified in connection with any assignment made in accordance with the provisions of Section 9.6.

                  "Tranche C Term Loan Committed Amount" shall have the meaning set forth in Section 2.5A(a).

                  "Tranche C Term Loan Maturity Date" shall mean the earlier to occur of (a) July 15, 2008 and (b) the seventh anniversary of the Closing Date.

                  "Tranche C Term Note" or "Tranche C Term Notes" shall mean the promissory notes of the Borrower in favor of each of the Lenders evidencing the portion of the Tranche C Term Loan provided pursuant to
         Section 2.5A(c), individually or collectively, as appropriate, as such promissory notes may be amended, modified, restated, supplemented, extended, renewed or replaced from time to time.

         (B) Amendment to Existing Defined Terms. Section 1.1 ("Defined Terms") of the Credit Agreement shall be amended effective as of the date hereof by:

                  (1) deleting the following defined terms in their entirety and replacing them with the following, in each case in appropriate alphabetical order:

                  "Applicable Percentage" shall mean, for any day, the rate per annum set forth below opposite the applicable level (the "Level") then in effect, it being understood that the Applicable Percentage for (a) Revolving-1 Loans and Tranche A-1 Term Loans which are Alternate Base Rate Loans shall be the percentage set forth under the column "Alternate Base Rate Margin for Revolving-1 Loans and Tranche A-1 Term Loans", (b) Revolving-1 Loans and Tranche A-1 Term Loans which are LIBOR Rate Loans shall be the percentage set forth under the column "LIBOR Rate Margin for Revolving-1 Loans, Tranche A-1 Term Loans and the Letter of Credit Fee", (c) Tranche B-1 Term Loans which are Alternate Base Rate Loans shall be the percentage set forth under the column "Alternate Base Rate Margin for Tranche B-1 Term Loans", (d) Tranche C Term Loans which are Alternate Base Rate Loans shall be the percentage set forth under the column "Alternate Base Rate Margin for Tranche C Term Loans", (e) Tranche B-1 Term

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

         Loans which are LIBOR Rate Loans shall be the percentage set forth under the column "LIBOR Rate Margin for Tranche B-1 Term Loans", (f) Tranche C Term Loans which are LIBOR Rate Loans shall be the percentage set forth under the column "LIBOR Rate Margin for Tranche C Term Loans", (g) the Letter of Credit Fee shall be the percentage set forth under the column "LIBOR Rate Margin for Revolving-1 Loans, Tranche A-1 Term Loans and Letter of Credit Fee" and (h) the Commitment Fee shall be the percentage set forth under the column "Commitment Fee":

                      LIBOR Rate
                      Margin for                            Alternate
                      Revolving-1                           Base Rate
                        Loans,                              Margin for    Alternate
                        Tranche    LIBOR Rate  LIBOR Rate  Revolving-1    Base Rate  Alternate
                       A-1 Term    Margin for  Margin for   Loans and    Margin for  Base Rate
                       Loans and     Tranche     Tranche     Tranche       Tranche   Margin for
           Leverage   Letter of     B-1 Term     C Term     A-1 Term      B-1 Term    Tranche C  Commitment
 Level      Ratio     Credit Fee     Loans       Loans        Loans        Loans       Loans         fee
------   -----------  -----------  ----------  ----------  -----------   ----------  ----------  ----------
  I      > or = 3.50
          to  1.00       2.000%      2.000%      1.750%       0.750%       0.750%      0.500%      0.375%

 II      < 3.50 to
          1.00 but
         > or = 3.00
          to 1.00        1.750%      2.000%      1.750%       0.500%       0.750%      0.500%      0.375%

III      < 3.00 to
          1.00 but
         > or = 2.50
          to  1.00       1.500%      2.000%      1.750%       0.250%       0.750%      0.500%      0.300%

 IV      < 2.50 to
            1.00         1.250%      2.000%      1.750%       0.000%       0.750%      0.500%      0.250%

         The Applicable Percentage shall, in each case, be determined and adjusted quarterly on the date (each an "Interest Determination Date") three (3) Business Days after the earlier of the date on which the Borrower provides or is required to provide to the Administrative Agent the annual or quarterly financial information and certifications in accordance with the provisions of Sections 5.1(a), 5.1(b) and 5.2(c). Such Applicable Percentage shall be effective from such Interest Determination Date until the next such Interest Determination Date. If the Borrower shall fail to provide the annual or quarterly financial information and certifications in accordance with the provisions of Sections 5.1(a), 5.1(b) and 5.2(c), the Applicable Percentage from such Interest Determination Date shall, on the date five (5) Business Days after the date by which the Borrower was so required to provide such financial information and certifications to the Administrative Agent and the Lenders, be based on Level I until such time as the date which is three (3) Business Days after the date such information and certifications are provided, whereupon the Level shall be determined by the then current Leverage Ratio; provided, that with respect to each LIBOR Rate Loan denominated in an Alternative Currency, the Applicable

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

         Percentage shall be increased by an amount equal to the applicable Mandatory Cost, as determined pursuant to the relevant formula set forth on Schedule 1.1(d) hereto.

                  "Approved Fund" means with respect to any Lender under the Tranche A-1 Term Loan, the Tranche B-1 Term Loan or the Tranche C Term Loan that is a fund that invests in bank loans, any other fund that invests in commercial loans and is managed or advised by the same investment advisor as such Lender or by an Affiliate of such investment advisor.

                  "Commitment" shall mean the Revolving-1 Commitment, the LOC Commitment, the Swingline Commitment, the Tranche A-1 Term Loan Commitment, the Tranche B-1 Term Loan Commitment and the Tranche C Term Loan Commitment, individually or collectively, as appropriate.

                  "Commitment Percentage" shall mean the Dollar Revolving-1 Commitment Percentage, the Multi-currency Revolving-1 Commitment Percentage, the Tranche A-1 Term Loan Commitment Percentage, the Tranche B-1 Term Loan Commitment Percentage and/or Tranche C Term Loan Commitment Percentage, as appropriate.

                  "Loan" shall mean a Revolving-1 Loan, a Swingline Loan, the Tranche A-1 Term Loan, the Tranche B-1 Term Loan and/or the Tranche C Term Loan, as appropriate.

                  "Maturity Date" shall mean (i) with respect to the Tranche A-1 Term Loan, the Tranche A-1 Term Loan Maturity Date, (ii) with respect to the Tranche B-1 Term Loan, the Tranche B-1 Term Loan Maturity Date,
         (iii) with respect to the Tranche C Term Loan, the Tranche C Term Loan Maturity Date, and (iv) with respect to the Revolving-1 Loans and Swingline Loans, the Revolving-1 Commitment Termination Date.

                  "Note" or "Notes" shall mean the Revolving-1 Notes, the Swingline Note, the Tranche A-1 Term Notes, the Tranche B-1 Term Notes and/or the Tranche C Term Notes, collectively, separately or individually, as appropriate. From and after the Fourth Amendment Effective Date, some or all of the Loans may not be evidenced by Notes, and consequently, with respect to any Lender that has made Loans not evidenced by Notes, any reference to a Revolving-1 Note, Tranche A-1 Term Note, Tranche B-1 Term Note, Tranche C Term Note, or Note, shall, as applicable, be deemed to be a reference to the related Credit Party Obligations that would be represented by such a Revolving-1 Note, Tranche A-1 Term Note, Tranche B-1 Term Note, Tranche C Term Note or Note had such Lender elected to have its Loans represented by Notes.

                  "Subordinated Indebtedness" shall mean any publicly issued Indebtedness specifically subordinated in right of payment and priority to the Credit Party Obligations, with customary payment blockage and other provisions, having a maturity no earlier than the date which is one year after the later of (a) the Tranche B-1 Term Loan Maturity Date and (b) the Tranche C Term Loan Maturity Date, and which shall otherwise be on terms and conditions reasonably satisfactory to the Agents.

                  "Term Loans" shall mean collectively, the Tranche A-1 Term Loans, the Tranche B-1 Term Loans and the Tranche C Term Loans.

                  "Unrestricted Subsidiaries" shall mean (a) Regan LLC, Colorado ES LLC, Curan LLC, and Neptune Colorado, LLC, (b) Continental Can Company, Inc., and its Subsidiaries (including Dixie Holding, Inc., and Franklin Plastics, Inc.), (c) on and after the Funding Date, E.B.I Foods, Ltd. and its Subsidiaries, (d) each Captive Insurance Company and (e) any other Subsidiary of the Borrower designated as such in writing, with the consent of the Agents (not to be unreasonably withheld or delayed).

                  (2) deleting paragraph (D) of the proviso to the definition of "Interest Period" in its entirety and replacing it with the following:

                  (D) no Interest Period in respect of any Loan shall otherwise extend beyond the applicable Maturity Date for such Loan and, further with regard to the Tranche A-1 Term Loans, the Tranche B-1 Term Loans and the Tranche C Term Loans, no Interest Period shall extend beyond any principal amortization payment date unless the portion of such Tranche A-1 Term Loan, Tranche B-1 Term Loan or Tranche C Term Loan consisting of Alternate Base Rate Loans together with the portion of such Tranche A-1 Term Loan, Tranche B-1 Term Loan or Tranche C Term Loan consisting of LIBOR Rate Loans with Interest Periods expiring prior to or concurrently with the date such principal amortization payment date is due, is at least equal to the amount of such principal amortization payment due on such date; and

         (C) Amendment to Section 2.1. Section 2.1 ("Revolving-1 Loans") of the Credit Agreement shall be amended effective as of the date hereof by adding a new subsection (e) as follows:

                  (e)      Increases in Revolving-1 Committed Amount.

                           (i) At any time prior to the Revolving-1 Commitment Termination Date, the Borrower shall have the ability, in consultation with the Agents, to request increases in the Revolving-1 Committed Amount; provided that (i) no Lender shall have any obligation to increase its Revolving-1 Commitment, (ii) the Borrower shall only be permitted to request such an increase on four (4) separate occasions,
         (iii) each such requested increase shall be in a minimum principal amount of $25,000,000, (iv) in no event shall the aggregate amount of all such increases exceed $250,000,000, (v) no Default or Event of Default shall have occurred and be continuing or would result from the proposed increase, and (v) the Borrower shall have demonstrated pro forma compliance with all financial covenants set forth in Section 5.9 before and after giving effect to such increase. The Borrower shall specify in such notice whether the requested increase is to be applied to the Dollar

         Revolving-1 Committed Amount, the Multi-currency Revolving-1 Committed Amount or a combination thereof, and, if a combination thereof, the amount allocable to each.

                           (ii) The Administrative Agent shall promptly give notice of such requested increase to the Lenders. Each Lender shall notify the Administrative Agent within ten (10) Business Days (or such longer period of time which may be agreed upon by the Administrative Agent and the Borrower and communicated to the Lenders) from the date of delivery of such notice to the Lenders whether or not it agrees to increase its Revolving-1 Commitment and, if so, by what amount. Any Lender not responding within such time period shall be deemed to have declined to increase its Revolving-1 Commitment. The Administrative Agent shall notify the Borrower of the Lenders' responses to each request made hereunder. To achieve the full amount of a requested increase, the Borrower may also invite additional Purchasing Lenders which meet the requirements set forth in Section 9.6(c) to become Lenders pursuant to a joinder agreement in form and substance reasonably satisfactory to the Administrative Agent.

                           (iii) The outstanding Revolving-1 Loans will be reallocated on the effective date of such increase among the Lenders in accordance with their revised Commitment Percentages (and the Lenders agree to make all payments and adjustments necessary to effect the reallocation and the Borrower shall pay any and all costs required pursuant to Section 2.18 in connection with such reallocation as if such reallocation were a repayment).

         (D) Amendment to Add a New Section 2.5A. Article II ("The Loans; Amount and Terms") of the Credit Agreement shall be amended effective as of the date hereof by adding a new Section 2.5A after Section 2.5 as follows:

                  SECTION 2.5A TRANCHE C TERM LOAN FACILITY

                  (a) Tranche C Term Loan. Subject to the terms and conditions hereof and in reliance upon the representations and warranties set forth herein, each Lender severally agrees to make available to the Borrower on the Sixth Amendment Effective Date such Lender's Tranche C Term Loan Commitment Percentage of a term loan in Dollars (the "Tranche C Term Loan") in the aggregate principal amount of FOUR HUNDRED MILLION DOLLARS ($400,000,000) (the "Tranche C Term Loan Committed Amount") for the purposes set forth in Section 3.11. The Tranche C Term Loan may consist of Alternate Base Rate Loans or LIBOR Rate Loans, or a combination thereof, as the Borrower may request. LIBOR Rate Loans shall be made by each Lender at its LIBOR Lending Office and Alternate Base Rate Loans at its Domestic Lending Office. Amounts repaid on the Tranche C Term Loan may not be reborrowed.

                  (b) Repayment of Tranche C Term Loan. The principal amount of the Tranche C Term Loan shall be repaid, unless accelerated sooner pursuant to Section 7.2, in accordance with the following schedule:

Principal Amortization                         Tranche C Term Loan
     Payment Date                       Principal Amortization Payment
-------------------------               ------------------------------
    June 30, 2004                                $  1,000,000
  September 30, 2004                             $  1,000,000
  December 31, 2004                              $  1,000,000
    March 31, 2005                               $  1,000,000
    June 30, 2005                                $  1,000,000
  September 30, 2005                             $  1,000,000
  December 31, 2005                              $  1,000,000
    March 31, 2006                               $  1,000,000
    June 30, 2006                                $  1,000,000
  September 30, 2006                             $  1,000,000
  December 31, 2006                              $  1,000,000
    March 31, 2007                               $  1,000,000
    June 30, 2007                                $  1,000,000
  September 30, 2007                             $  1,000,000
  December 31, 2007                              $  1,000,000
    March 31, 2008                               $192,500,000
  Tranche C Term Loan
    Maturity   Date                              $192,500,000

                  (c) Tranche C Term Notes. Each Lender's Tranche C Term Loan Commitment Percentage of the Tranche C Term Loan Committed Amount may, at the election of such Lender, be evidenced by a duly executed promissory note of the Borrower to such Lender in substantially the form of Schedule 2.5A(c).

                  (d) Payments of Tranche C Term Loans. All payments (other than prepayments) on account of principal and interest on the Tranche C Term Loans shall be made to the pro rata benefit of the Lenders according to the amounts owing first to Alternate Base Rate Loans and then to LIBOR Rate Loans in the direct order of Interest Period maturities.

         (E) Amendment to Section 2.8. Section 2.8 ("Prepayments") of the Credit Agreement shall be amended effective as of the date hereof by:

                  (1) by deleting subsection (a) ("Optional Prepayments") in its entirety and replacing it with the following:

                  (a) Optional Prepayments. The Borrower shall have the right to prepay Loans in whole or in part from time to time; provided, however, that (i) each partial prepayment of Loans (other than Swingline Loans) shall be in a minimum principal amount of $5,000,000 and integral multiples of $1,000,000 (or the Alternative Currency Amount thereof, as applicable) in excess thereof and (ii) each prepayment of Swingline Loans shall be in a minimum principal amount of $100,000 and integral multiples of $100,000 in excess thereof. The Borrower shall give irrevocable written notice (or telephone notice promptly confirmed in writing which confirmation may be by fax) of any such voluntary prepayment to the Administrative Agent (which shall notify the Lenders thereof as soon as practicable) not later than 1:30 P.M. (Charlotte, North Carolina time) on the Business Day prior to the date of the requested prepayment in the case of Alternate Base Rate Loans, on the third Business Day prior to the date of the requested prepayment in the case of LIBOR Rate Loans denominated in Dollars and on the fourth Business Day prior to the date of the requested prepayment in the case of Alternative Currency Loans. Each such notice of prepayment shall specify (A) the date of repayment, (B) the amount of repayment, (C) whether the repayment is of Dollar Revolving-1 Loans, Multi-currency Revolving-1 Loans (including the applicable Permitted Currency), Swingline Loans, Tranche A-1 Term Loans, Tranche B-1 Term Loans, Tranche C Term Loans or a combination thereof, and, if of a combination thereof, the amount allocable to each and (D) whether the repayment is of LIBOR Rate Loans or Alternate Base Rate Loans, or a combination thereof, and, if of a combination thereof, the amount allocable to each. Prepayments of the Tranche A-1 Term Loan, the Tranche B-1 Term Loan or the Tranche C Term Loan under this Section 2.8(a) shall be applied ratably to the remaining principal installments thereof (provided, however, promptly upon notification thereof, one or more holders of the Tranche B-1 Term Loan and/or the Tranche C Term Loan, as applicable, may decline to accept such prepayment to the extent there are sufficient amounts under the Tranche A-1 Term Loan outstanding to be paid with such prepayment, in which case, such declined prepayments shall be allocated pro rata among the Tranche A-1 Term Loan, the Tranche B-1 Term Loan and/or the Tranche C Term Loan, as applicable, held by Lenders accepting such pre-payments). Subject to the foregoing terms, amounts prepaid under this Section 2.8(a) shall be applied first to Alternate Base Rate Loans and then to LIBOR Rate Loans in direct order of Interest Period maturities. All prepayments under this Section 2.8(a) shall be without premium or penalty except that (i) any voluntary prepayments of the Tranche B-1 Term Loan made during the period commencing on the Fourth Amendment Effective Date and ending on May 29, 2004 will require payment of a premium of 0.50% of the principal amount being prepaid on such date and (ii) all prepayments shall be subject to Section 2.18. Interest on the principal amount prepaid shall be payable on the date of such prepayment. Amounts prepaid on the Swingline Loans and the Revolving-1 Loans may be reborrowed in accordance with the terms hereof. Amounts prepaid on the Tranche A-1 Term Loan, the Tranche B-1 Term Loan and the Tranche C Term Loan may not be reborrowed. In addition to any other voting requirement set forth in this Agreement, any amendment to this Agreement that amends, modifies or waives the allocation of payments (whether optional or mandatory) or the realization of proceeds of Collateral among the Loans (or between any two or more of such Loans), or the order of application of payments (whether optional or mandatory) specified in this Section 2.8, shall require the consent of, if affected thereby, Lenders holding greater than 50% of the outstanding Tranche C Term Loans.

                  (2) by deleting paragraph (vi) of clause (b) ("Application of Mandatory Prepayments") in its entirety and replacing it with the following:

                  (vi) Application of Mandatory Prepayments. All amounts required to be paid pursuant to this Section 2.8(b) shall be applied as follows: (A) with respect to all amounts prepaid pursuant to Section 2.8(b)(i)(A), to the Dollar Revolving-1 Loans and then (after all Dollar Revolving-1 Loans have been repaid) to a cash collateral account in respect of Dollar LOC Obligations, (B) with respect to all amounts prepaid pursuant to Section 2.8(b)(i)(B), to the Multi-currency Revolving-1 Loans and then (after all Multi-currency Revolving-1 Loans have been repaid) to a cash collateral account in respect of Multi-currency LOC Obligations, and (C) with respect to all amounts prepaid pursuant to Sections 2.8(b)(ii) through (v), (1) first, pro rata to the Tranche A-1 Term Loan, the Tranche B-1 Term Loan and the Tranche C Term Loan (ratably to the remaining principal installments thereof); provided, however, promptly upon notification thereof, one or more holders of the Tranche B-1 Term Loan and/or the Tranche C Term Loan, as applicable, may decline to accept a mandatory prepayment to the extent there are sufficient amounts under the Tranche A-1 Term Loan outstanding to be paid with such prepayment, in which case, such declined payments shall be allocated pro rata among the Tranche A-1 Term Loan, the Tranche B-1 Term Loan and the Tranche C Term Loan held by Lenders accepting such prepayments, and (2) second, pro rata to the Dollar Revolving-1 Loans and the Multi-currency Revolving-1 Loans with corresponding permanent pro rata reductions of the Dollar Revolving-1 Committed Amount and the Multi-currency Revolving-1 Committed Amount and (after all Revolving-1 Loans have been repaid) to a cash collateral account in respect of Dollar LOC Obligations and Multi-currency LOC Obligations, pro rata. Within the parameters of the applications set forth above, prepayments shall be applied first to Alternate Base Rate Loans and then to LIBOR Rate Loans in direct order of Interest Period maturities. All prepayments under this Section 2.8(b) shall be subject to Section 2.18 and be accompanied by interest on the principal amount prepaid through the date of prepayment. Any prepayments of the Tranche B-1 Term Loan made during the period commencing on the Fourth Amendment Effective Date and ending on May 29, 2004 pursuant to Section 2.8(b)(ii) will require payment of a premium of 0.50% of the principal amount being prepaid on such date.

         (F) Amendment to Section 6.1. Section 6.1 ("Indebtedness") of the Credit Agreement shall be amended effective as of the date hereof by amending and restating subsection (f) thereof in its entirety as follows:

                  (f) additional unsecured Indebtedness of the Borrower and its Restricted Subsidiaries; provided that both before and after giving effect to the incurrence of such Indebtedness, the Borrower and its Restricted Subsidiaries shall be in pro forma compliance with the financial covenants set forth in Section 5.9;

         (G) Amendment to Section 9.6. Section 9.6 ("Successors and Assigns; Participations; Purchasing Lenders") shall be amended effective as of the date hereof by:

                  (1) deleting each reference to the words "Tranche A-1 Term Loan or the Tranche B-1 Term Loan" and replacing such references with the words "Tranche A-1 Term Loan, the Tranche B-1 Term Loan or the Tranche C Term Loan".

                  (2) deleting each reference to the words "Tranche A-1 Term Loan or Tranche B-1 Term Loan" and replacing such references with the words "Tranche A-1 Term Loan, Tranche B-1 Term Loan or Tranche C Term Loan".

                  (3) Deleting each reference to the words "Tranche A-1 Term Note or its Tranche B-1 Term Note" and replacing such references with the words "Tranche A-1 Term Note, its Tranche B-1 Term Note or its Tranche C Term Note".

         (H) Amendment to Schedules. The Credit Agreement shall be amended effective as of the date hereof by adding a new Schedule 2.5A(c) (Form of Tranche C Term Note) thereto in the form of Annex II hereto.

         SECTION 2. REPRESENTATIONS AND WARRANTIES. Each of the Credit Parties represents and warrants as follows:

         (A) It has taken all necessary action to authorize the execution, delivery and performance of this Amendment and each other document executed in connection herewith to which it is a party in accordance with their respective terms.

         (B) This Amendment and each other document executed in connection herewith has been duly executed and delivered by such Person and constitutes such Person's legal, valid and binding obligation, enforceable in accordance with its terms, except as such enforceability may be subject to: (1) bankruptcy, insolvency, reorganization, fraudulent conveyance or transfer, moratorium or similar laws affecting creditors' rights generally and (2) general principles of equity (regardless of whether such enforceability is considered in a proceeding at law or in equity).

         (C) No consent, approval, authorization or order of, or filing, registration or qualification with, any court or governmental authority or third party is required in connection with the execution, delivery or performance by such Person of this Amendment, other than filings required to comply with applicable securities laws.

         (D) After giving effect to this Amendment, the representations and warranties set forth in the Credit Agreement are, subject to the limitations set forth therein, true and correct in all material respects as of the date hereof (except for those which expressly relate to an earlier date).

         (E) No Default or Event of Default has occurred and is continuing as of the date hereof.

         SECTION 3. CONDITIONS PRECEDENT. This Amendment shall become effective on the date hereof upon satisfaction (or waiver) of each of the following conditions precedent:

         (A)      This Amendment. The Administrative Agent shall have received
(1) a duly executed counterpart of this Amendment from the Administrative Agent and each Credit Party, (2) Authorizations from the Required Lenders, (3) Authorizations from Lenders constituting more than 50% of each of (i) the Revolving-1 Committed Amount, (ii) the outstanding Tranche A-1 Term Loan and
(iii) the outstanding Tranche B-1 Term Loans, and (4) Authorizations from each of the Lenders with a Tranche C Term Loan Commitment.

         (B) Costs, Expenses and Fees. The Borrower shall have paid any and all out-of-pocket costs (to the extent invoiced on or prior to the date hereof) incurred by the Agents or the Arrangers (including the reasonable fees and expenses of each Agent's legal counsel and other advisors and professionals engaged by the Agents or the Arrangers in connection with this Amendment) and fees and other amounts payable to either Agent in connection with the arrangement, negotiation, execution and delivery of this Amendment.

         (C) Opinion of Counsel. The Administrative Agent shall have received a legal opinion of counsel to the Borrower and its Subsidiaries, addressed to the Lenders and the Administrative Agent and dated as of the date hereof which shall be in form and substance to the Administrative Agent, as to the due authorization, execution, delivery and enforceability of this Amendment and such other matters as reasonably requested by the Administrative Agent.

         (D) Certificate of Secretary of the Borrower. The Administrative Agent shall have received a certificate of the secretary or assistant secretary of the Borrower dated as of the date hereof (i) certifying as to the incumbency and genuineness of the signature of each officer of the Borrower executing Credit Documents to which it is a party (or containing a representation that each authorized signatory provided in the certificate of secretary which was delivered to the Administrative Agent in connection with the Credit Agreement remains unchanged as of the date hereof), (ii) certifying that the articles or certificate of incorporation or formation of the Borrower and all amendments thereto and the bylaws or other governing document of the Borrower and all amendments thereto which were delivered to the Administrative Agent in connection with the Credit Agreement have not been repealed, revoked, rescinded or further amended in any respect and that each remains in full force and effect as of the date hereof and (iii) certifying that attached thereto is a true and complete copy of resolutions duly adopted by the Board of Directors of the Borrower authorizing the borrowings contemplated hereunder and the execution, delivery and performance of this Amendment and the other Credit Documents.

         (E) Requested Notes. The Administrative Agent shall have received original Tranche C Term Notes, duly executed by the Borrower, for each Lender that requests that its Tranche C Term Loan be evidenced by a Tranche C Term Note pursuant to Section 2.5A(c).

         (F) Compliance Certificate. The Administrative Agent shall have received an certificate of a Responsible Officer of the Borrower (substantially in the form provided pursuant to Section 5.2(c) of the Credit Agreement) setting forth in reasonable detail the computations necessary to determine that after giving effect to the Tranche C Term Loans made on the effective date of this Amendment the Borrower shall be in pro forma compliance with the financial covenants set forth in Section 5.9 of the Credit Agreement.

         (G) Other Documents. The Administrative Agent shall have received any other documents, certificates or instruments reasonably requested thereby in connection with the execution of this Amendment.

         SECTION 4. ACKNOWLEDGEMENT OF GUARANTORS AND REAFFIRMATION OF SECURITY DOCUMENTS.

         (A) By their execution hereof, each of the Guarantors listed on the signature pages to this Amendment hereby expressly (1) consents to the modifications and amendments set forth in this Amendment, (2) reaffirms all of its respective covenants, representations, warranties and other obligations set forth in the Credit Agreement and the other Credit Documents to which it is a party, (3) acknowledges that it has received a copy of the Credit Agreement (as amended) and agrees to be bound to the terms and conditions set forth therein and (4) acknowledges, represents and agrees that its respective covenants, representations, warranties and other obligations set forth in the Credit Agreement and the other Credit Documents to which it is a party remain in full force and effect.

         (B) Each Credit Party hereby confirms that each of the Security Documents to which it is a party shall continue to be in full force and effect and is hereby ratified and reaffirmed in all respects as if fully restated as of the date hereof by this Amendment. In furtherance of the reaffirmations set forth in this Section 4(B) each Credit Party hereby grants and assigns a security interest in all Collateral (including, without limitation, any real property or other Collateral) identified in any Security Document as collateral security for the Credit Party Obligations.

         SECTION 5. OTHER AGREEMENTS.

         (A) Certain Name Changes. The Borrower has previously advised the Administrative Agent, in writing, of changes to the legal name of certain of the Guarantors. The Administrative Agent has requested, and the Borrower has agreed to deliver, additional documents, certificates and confirmations in connection with such name changes. The parties hereto agree and acknowledge that upon receipt by the Administrative Agent of such requested documents, certificates and confirmations, any breach resulting from the failure of the Borrower and its Subsidiaries to comply with applicable deadlines in the Credit Documents with respect to such name changes shall be deemed cured as of the date hereof.

         (B) Reorganization of Morningstar Foods Entities. The Borrower has previously advised the Administrative Agent in writing of certain corporate organizational changes affecting certain of the Morningstar Foods entities (the "Morningstar Reorganization"). Pursuant to the requirements of the Credit Agreement, the Borrower and its Subsidiaries have delivered the applicable Joinder Agreements and related documentation in connection with the Morningstar Reorganization. Part of the Morningstar Reorganization involves the transfer of certain owned real property for one Credit Party to another Credit Party. The parties hereto agree that the Borrower and its Subsidiaries shall have sixty
(60) days from the date hereof (as such time period may be extended in the reasonable discretion of the Administrative Agent) to provide such additional documents, certificates and confirmations as are reasonably requested by the Administrative Agent in connection with such transfers of owned real property.

         SECTION 6. MISCELLANEOUS.

         (A) Limited Amendment. Except as expressly provided herein, the Credit Agreement shall remain unmodified and in full force and effect. This Amendment shall not be deemed (1) to be a waiver of, or consent to, a modification or amendment of, any other term or condition of the Credit Agreement or any other Credit Document or (2) to prejudice any other right or rights which the Administrative Agent or the Lenders may now have or may have in the future under or in connection with the Credit Agreement or the other Credit Documents or any of the instruments or agreements referred to therein, as the same may be amended or modified from time to time. References in the Credit Agreement (including references to such Credit Agreement as amended hereby) to "this Agreement" (and indirect references such as "hereunder", "hereby", "herein", and "hereof") and in any Credit Document to the Credit Agreement shall be deemed to be references to the Credit Agreement as amended hereby.

         (B) Counterparts. This Amendment may be executed in any number of counterparts, all of which taken together shall constitute one and the same instrument and any of the parties hereto may execute this Amendment by signing any such counterpart.

         (C) Further Assurances. Upon the request of the Administrative Agent and at the sole expense of the Borrower, the Borrower will promptly and duly execute and deliver, and have recorded, such further instruments and documents and take such further actions as the Administrative Agent may reasonably request to effectuate the provisions and purposes of this Amendment.

         (D) Fax Transmission. A facsimile, telecopy or other reproduction of this Amendment may be executed by one or more parties hereto, and an executed copy of this Amendment may be delivered by one or more parties hereto by facsimile or similar instantaneous electronic transmission device pursuant to which the signature of or on behalf of such party can be seen, and such execution and delivery shall be considered valid, binding and effective for all purposes. At the request of any party hereto, all parties hereto agree to execute an original of this Amendment as well as any facsimile, telecopy or other reproduction hereof.

         (E) Governing Law. This Amendment shall be governed by, and construed in accordance with, the law of the State of North Carolina without regard to the conflicts of law or choice of law provisions thereof.

                            [Signature Pages Follow]

         IN WITNESS WHEREOF, each of the parties hereto have caused this Sixth Amendment to be duly executed and delivered by its proper and duly authorized officers as of the day and year first above written.

BORROWER:               DEAN FOODS COMPANY, a Delaware corporation

                        By: /s/ Lisa N. Tyson
                           ----------------------------------------------------
                           Lisa N. Tyson
                           Senior Vice President and Deputy General Counsel

GUARANTORS:
                        31 LOGISTICS, INC., a Delaware corporation

                        ALTA-DENA CERTIFIED DAIRY, INC., a Delaware corporation

                        BARBER ICE CREAM, LLC, a Delaware limited liability company

                        BARBER MILK, INC., a Delaware corporation (formerly known as Barber Dairies, Inc., by change of name only)

                        BERKELEY FARMS, INC., a California corporation

                        BROUGHTON FOODS, LLC, a Delaware limited liability company

                        COUNTRY DELITE FARMS, LLC, a Delaware limited liability company

                        COUNTRY FRESH, LLC, a Michigan limited liability company

                        CREAMLAND DAIRIES, INC., a New Mexico corporation

                        DAIRY FRESH, LLC, a Delaware limited liability company

                        DEAN DAIRY HOLDINGS, LLC, a Delaware limited liability company

                        DEAN DAIRY PRODUCTS COMPANY, a Pennsylvania corporation

                        DEAN FOODS BUSINESS SERVICES COMPANY, a Delaware corporation

                        Each of the above:

                        By: /s/ Lisa N. Tyson
                           ----------------------------------------------------
                           Lisa N. Tyson
                           Authorized Agent

[Sixth Amendment to Credit Agreement - Dean Foods Company]

                        DEAN FOODS COMPANY OF CALIFORNIA, INC., a Delaware corporation

                        DEAN FOODS COMPANY OF INDIANA, INC., a Delaware corporation

                        DEAN FOODS NORTH CENTRAL, INC., a Delaware corporation

                        DEAN HOLDING COMPANY, a Delaware corporation (formerly known as Blackhawk Acquisition Corp., successor by merger to Dean Foods Company, a Delaware corporation)

                        DEAN ILLINOIS DAIRIES, LLC, a Delaware limited liability company

                        DEAN MANAGEMENT CORPORATION, a Delaware corporation (formerly known as Suiza Management Corporation, by change of name only)

                        DEAN MIDWEST II, LLC, a Delaware limited liability company

                        DEAN MIDWEST, LLC, a Delaware limited liability company

                        DEAN MILK COMPANY, INC., a Kentucky corporation

                        DEAN NATIONAL BRAND GROUP, INC., a Delaware corporation (formerly known as Morningstar Foods Inc.)

                        DEAN NORTHEAST II, LLC, a Delaware limited liability company

                        DEAN NORTHEAST, LLC, a Delaware limited liability company (formerly known as Suiza GTL, LLC, by change of name only)

                        DEAN PICKLE AND SPECIALTY PRODUCTS COMPANY, a Wisconsin corporation

                        DEAN PUERTO RICO HOLDINGS, LLC, a Delaware limited liability company (formerly known as Suiza Dairy Corporation by change of name only)

                        DEAN SOCAL, LLC, a Delaware limited liability company (formerly known as Suiza SoCal, LLC by change of name only)

                        DEAN SOUTHEAST II, LLC, a Delaware limited liability company

                        DEAN SOUTHEAST, LLC, a Delaware limited liability company (formerly known as Suiza Southeast, LLC, by change of name only)

                        Each of the above:

                        By: /s/ Lisa N. Tyson
                           ----------------------------------------------------
                           Lisa N. Tyson
                           Authorized Agent

[Sixth Amendment to Credit Agreement - Dean Foods Company]

                        DEAN SOUTHWEST II, LLC, a Delaware limited liability company

                        DEAN SOUTHWEST, LLC, a Delaware limited liability company (formerly known as Suiza Southwest, LLC, by change of name only)

                        DEAN SPECIALTY FOODS GROUP, LLC, a Delaware limited liability company

                        DEAN TRANSPORTATION, INC., an Ohio corporation

                        DIPS GP II, INC., a Delaware corporation

                        DIPS GP, INC., a Delaware corporation

                        DIPS LIMITED PARTNER II, a Delaware statutory trust (formerly known as DTMC, Inc.)

                        DIPS LIMITED PARTNER, a Delaware entity (formerly known as Dips LP, Inc.)

                        ELGIN BLENDERS, INCORPORATED, an Illinois corporation

                        FAIRMONT DAIRY, LLC, a Delaware limited liability company

                        GANDY'S DAIRIES, INC., a Texas corporation

                        HORIZON ORGANIC DAIRY, CALIFORNIA FARM, INC., a Delaware corporation

                        HORIZON ORGANIC DAIRY, IDAHO FARM, INC., a Colorado corporation

                        HORIZON ORGANIC DAIRY, INC., a Colorado corporation

                        HORIZON ORGANIC DAIRY, MARYLAND FARM, INC., a Colorado corporation

                        HORIZON ORGANIC HOLDING CORPORATION, a Delaware corporation

                        HORIZON ORGANIC INTERNATIONAL, INC., a Delaware corporation

                        KOHLER MIX SPECIALTIES OF MINNESOTA, LLC, a Delaware limited liability company (formerly known as M-Foods Dairy, LLC)

                        KOHLER MIX SPECIALTIES, LLC, a Delaware limited liability company (formerly known as M-Foods Dairy TXCT)

                        LAND-O- SUN DAIRIES, LLC, a Delaware limited liability company

                        Each of the above:

                        By: /s/ Lisa N. Tyson
                           ----------------------------------------------------
                           Lisa N.Tyson
                           Authorized Agent

[Sixth Amendment to Credit Agreement - Dean Foods Company]

                        LIBERTY DAIRY COMPANY, a Michigan corporation

                        LOUIS TRAUTH DAIRY, LLC, a Delaware limited liability company

                        MARATHON DAIRY INVESTMENT CORP., a Minnesota corporation

                        MAYFIELD DAIRY FARMS, INC., a Delaware corporation

                        MCARTHUR DAIRY, INC., a Florida corporation

                        MEADOW BROOK DAIRY COMPANY, a Pennsylvania corporation

                        MELODY FARMS, L.L.C., a Delaware limited liability company

                        MIDWEST ICE CREAM COMPANY, a Delaware corporation (formerly known as Dean Foods Ice Cream Company, by change of name only)

                        MODEL DAIRY, LLC, a Delaware limited liability company

                        MORNINGSTAR FREDERICK, INC., a Delaware corporation

                        MORNINGSTAR FOOD, LLC, a Delaware limited liability company

                        MORNINGSTAR SERVICES INC., a Delaware corporation

                        NEW ENGLAND DAIRIES, LLC, a Delaware limited liability company

                        PET O'FALLON, LLC, a Delaware limited liability company

                        PURITY DAIRIES, INCORPORATED, a Delaware corporation

                        RED OAK MILK, LLC, a Delaware limited liability company

                        REITER DAIRY OF AKRON, INC., an Ohio corporation (formerly known as Reiter Akron, Inc.)

                        REITER DAIRY OF SPRINGFIELD, LLC, a Delaware limited liability company (formerly known as Reiter Springfield, LLC)

                        ROBINSON DAIRY, LLC, a Delaware limited liability company

                        Each of the above:

                        By: /s/ Lisa N. Tyson
                           ----------------------------------------------------
                           Lisa N. Tyson
                           Authorized Agent

[Sixth Amendment to Credit Agreement - Dean Foods Company]

                        SCHENKEL'S ALL-STAR DAIRY, LLC, a Delaware limited liability company

                        SCHENKEL'S ALL-STAR DELIVERY, LLC, a Delaware limited liability company

                        SFG MANAGEMENT LIMITED LIABILITY COMPANY, a Delaware limited liability company

                        SHENANDOAH'S PRIDE, LLC, a Delaware limited liability company

                        SOUTHERN FOODS HOLDINGS, a Delaware statutory trust (formerly known as Southern Foods Holding Company, LLC)

                        SUIZA DAIRY GROUP HOLDINGS, INC., a Delaware corporation (formerly known as Preferred Holdings, Inc.)

                        SUIZA DAIRY GROUP, INC., a Delaware corporation (formerly known as Suiza Dairy Group, L.P.)

                        SULPHUR SPRINGS CULTURED SPECIALTIES, LLC, a Delaware limited liability company

                        T.G. LEE FOODS, INC., a Florida corporation

                        TERRACE DAIRY, LLC, a Delaware limited liability company

                        TUSCAN/ LEHIGH DAIRIES, INC., A Delaware corporation (formerly known as Tuscan/Lehigh Dairies, L.P.)

                        VERIFINE DAIRY PRODUCTS CORPORATION OF SHEBOYGAN, INC., a Wisconsin corporation

                        WENGERT'S DAIRY, INC., a Delaware corporation

                        WHITE WAVE, INC., a Colorado corporation

                        Each of the above:

                        By: /s/ Lisa N. Tyson
                           ----------------------------------------------------
                           Lisa N. Tyson
                           Authorized Agent

[Sixth Amendment to Credit Agreement - Dean Foods Company]

                        DEAN SPECIALTY INTELLECTUAL PROPERTY SERVICES, L.P., a Delaware limited partnership

                        By:     DIPS GP II, INC., its general partner

                        By: /s/ Lisa N. Tyson
                           ----------------------------------------------------
                           Lisa N. Tyson
                           Authorized Agent

                        DEAN INTELLECTUAL PROPERTY SERVICES II, L.P., a Delaware limited partnership

                        By:     DIPS GP II, INC., its general partner

                        By: /s/ Lisa N. Tyson
                           ----------------------------------------------------
                           Lisa N. Tyson
                           Authorized Agent

                        DEAN INTELLECTUAL PROPERTY SERVICES, L.P., a Delaware limited partnership

                        BY:     DIPS GP, INC., its general partner

                        By: /s/ Lisa N. Tyson
                           ----------------------------------------------------
                           Lisa N. Tyson
                           Authorized Agent

                        SOUTHERN FOODS GROUP, L.P.,
                        a Delaware limited partnership

                        By: SFG MANAGEMENT LIMITED LIABILITY COMPANY, a Delaware limited liability company

                        By: /s/ Lisa N. Tyson
                           ----------------------------------------------------
                           Lisa N. Tyson
                           Authorized Agent

[Sixth Amendment to Credit Agreement - Dean Foods Company]

AGENTS AND LENDERS:                         WACHOVIA BANK, NATIONAL ASSOCIATION,
                                            in its capacity as Administrative
                                            Agent and individually in its
                                            capacity as a Lender, on behalf of
                                            itself and the other Lenders (other
                                            than the Syndication Agent) pursuant
                                            to the Authorization

                                            By: /s/ Jorge A. Gonzalez
                                               ---------------------------------
                                            Name:  JORGE A. GONZALEZ
                                            Title: Managing Director

[Sixth Amendment to Credit Agreement - Dean Foods Company]

                                            BANK ONE, NA, in its capacity as
                                            Syndication Agent and individually
                                            in its capacity as a Lender

                                            By: /s/ W. J. Bowne
                                               ---------------------------------
                                            Name: W. J. BOWNE
                                            Title: Managing Director

[Sixth Amendment to Credit Agreement - Dean Foods Company]                  S-16

                                     ANNEX I

                          Form of Lender Authorization

                                  AUTHORIZATION

                                  April 5, 2004

Wachovia Bank, National Association,
as Administrative Agent
Attn: Syndication Agency Services
NC-0760
301 South College Street
Charlotte, NC  28288-0760

      Re: Sixth Amendment dated as of April 5, 2004 (the "Amendment") to that certain Credit Agreement dated as of July 31, 2001 (as amended by that certain First Amendment to Credit Agreement dated as of December 19, 2001, that certain Second Amendment to Credit Agreement dated as of April 30, 2002 and that certain Third Amendment to Credit Agreement dated as of December 13, 2002, that certain Fourth Amendment to Credit Agreement dated as of August 29, 2003, that certain Fifth Amendment to Credit Agreement dated December 31, 2003 and as further amended, restated, modified or supplemented from time to time) by and among Dean Foods Company (formerly known as Suiza Foods Corporation), as borrower (the "Borrower"), certain subsidiaries of the Borrower party thereto, as guarantors, the banks and financial institutions party thereto, as lenders, Fleet National Bank, Harris Trust and Savings Bank and SunTrust Bank, as co-documentation agents, Bank One, NA, as syndication agent and Wachovia Bank, National Association (formerly known as First Union National Bank), as administrative agent (the "Administrative Agent").

      This letter acknowledges our receipt and review of the Amendment in the form posted on the Dean Foods Intralinks Workspace. By executing this letter, we hereby authorize the Administrative Agent to execute and deliver the Amendment on our behalf.

      Each financial institution executing this Authorization agrees or reaffirms that it shall be a party to the Credit Agreement and the other Credit Documents to which Lenders are parties and shall have the rights and obligations of a Lender under each such agreement.

                               _________________________________________
                               [Insert name of applicable financial institution]

                               By:______________________________________________
                               Name:____________________________________________
                               Title:___________________________________________